 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2024

Century Aluminum Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 696-3101
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2024, Rob Hoffman was promoted to the role of Senior Vice President, Chief Information Officer and Chief Accounting Officer of Century Aluminum Company (the “Company”). Mr. Hoffman, age 55, joined the Company in October 2004 and served as the Company’s Director of Financial Planning and Analysis from May 2015 through May 2017. Mr. Hoffman was promoted to the role of Chief Information Officer in June 2017 and was promoted again to Vice President, Chief Accounting Officer and Chief Information Officer in 2021. Mr. Hoffman holds a Bachelor of Science degree in Accounting from Golden Gate University, a Master of Business in Finance from Saint Mary’s College of California and is a Certified Public Accountant.

In connection with his promotion, Century’s Board of Directors appointed Mr. Hoffman as the Company’s principal accounting officer. Mr. Hoffman assumes the duties of principal accounting officer following the departure of the Company’s former principal accounting officer, Ms. Theresa Brainerd, effective December 5, 2024.

There is no arrangement or understanding between Mr. Hoffman and any other person relating to the designation of Mr. Hoffman as the principal accounting officer of the Company. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Hoffman and any of the Company’s directors or executive officers. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Hoffman and the Company that would be required to be reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY

Date: December 11, 2024	By:	/s/ JOHN V. DEZEE
		Name:	John V. DeZee
		Title:	Executive Vice President, General Counsel and Secretary